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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 20, 2001


                             Annapolis Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Maryland                     000-22961               521595772
            --------                     ---------               ---------
(State or other Jurisdiction of    (Commission File No.)     (I.R.S. Employer
         Incorporation)                                     Identification No.)


     1000 Bestgate Road, Suite 400,                                21401
     -------------------------------                               -----
           Annapolis, Maryland                                   (Zip Code)
           -------------------
 (Address of principal executive offices)




       Registrant's telephone number, including area code: (410) 224-4455




                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5. Other Events.
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     The Board of Directors of Annapolis Bancorp, Inc. (the "Company") approved a 33% stock split in the form of a stock dividend for shareholders of record on August 3, 2001 (the "Record Date"). Shareholders will receive one additional share of Annapolis Bancorp, Inc. common stock for each three shares owned as of the close of business on the Record Date. The stock dividend will be payable on August 24, 2001. New shares will be distributed by the Company's transfer agent, Registrar and Transfer Company, Cranford, New Jersey, on or about August 24, 2001. A press release concerning the stock dividend is attached at Exhibit 99.


Item 7. Final Statements, Pro Forma Final Information and Exhibits.
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     (c) Exhibits

          Exhibit 99. Press Release

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ANNAPOLIS BANCORP, INC.

Date:  July 20, 2001
                                        By:  /s/ Richard M. Lerner
                                            ------------------------------------
                                                 Richard M. Lerner,
                                                 Chief Executive Officer

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                                                                      EXHIBIT 99
                                                                      ----------


FOR IMMEDIATE RELEASE


                ANNAPOLIS BANCORP, INC. ANNOUNCES STOCK DIVIDEND


Annapolis, MD, July 20, 2001 - The Board of Directors of Annapolis Bancorp, Inc. (NASDAQ: ANNB) today announced a four-for-three stock split in the form of a stock dividend. Shareholders of record on August 3, 2001 will receive one additional share of Annapolis Bancorp, Inc. common stock for every three shares they own. There are presently 2,240,556 shares of Annapolis Bancorp, Inc. common stock outstanding.


The stock dividend will be payable on August 24, 2001, at which time new shares will be distributed by the company's transfer agent, Registrar and Transfer Company. No fractional shares will be issued in connection with the stock dividend.


"This stock dividend demonstrates our continuing confidence in the company's financial performance," said Richard M. Lerner, Chairman and Chief Executive Officer of Annapolis Bancorp, Inc. "This move should help improve market liquidity and broaden ownership of the company's stock." Lerner added that the stock dividend declared today is in lieu of a cash dividend for the second quarter.


Annapolis Bancorp, Inc. is the parent company of BankAnnapolis, which serves the banking needs of small businesses, professional concerns, and individuals through five community banking offices located in Anne Arundel and Queen Anne's counties in Maryland. In March of this year, the company moved into a new wholly owned four-story headquarters building located at 1000 Bestgate Road in Annapolis, directly across from the Annapolis Mall.

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: Except for historical information, all of the statements, expectations and assumptions contained in the foregoing are forward-looking statements that involve a number of risks and uncertainties. Although the Corporation has used its best efforts to be accurate in making these forward-looking statements, it is possible that the assumptions made by management may not materialize.

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